UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2013

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 30, 2013, L-3 Communications Holdings, Inc. (the “Company” or “L-3”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders approved an amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan (the “2008 Plan”, and as amended, the “Amended and Restated Plan”). The Amended and Restated Plan became effective as of the date of such shareholder approval. The principal purpose of the amendment is to: (i) amend the 2008 Plan to include all future equity issuances to non-employee directors under the Amended and Restated Plan instead of through the L-3 Communications Holdings, Inc. 2008 Directors Stock Incentive Plan, a separate equity plan currently used solely for non-employee directors, (ii) increase the number of shares authorized for issuance under the 2008 Plan by 6,500,000 shares, (iii) include revised limits on the amount of annual equity grants to employees and include new limits on the amount of annual equity grants to non-employee directors, (iv) modify the way that shares issued under “full value” awards granted under the 2008 Plan are counted for purposes of calculating the number of authorized shares that have been issued, (v) allow the Compensation Committee of the Company’s Board of Directors (the “Committee”) to grant certain performance-based awards that may satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (vi) expand the scope of the performance measures that may be utilized for these performance-based awards.

A description of the material features of the Amended and Restated Plan described above is set forth on pages 10 through 20 of the Company’s definitive proxy statement for the Annual Meeting filed on March 18, 2013 (the “Proxy Statement”) in the section entitled “Proposal 2. Approval of the Amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan”, which pages are incorporated herein by reference as Exhibit 99.1. The above description is qualified in its entirety by reference to the Amended and Restated Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At the Company’s Annual Meeting, the Company’s shareholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to provide for the phased-in declassification of the Company’s Board of Directors (the “Board”) beginning in 2014 and to reduce the vote required to alter, amend or repeal certain provisions in the Company’s Amended and Restated Bylaws (the “Bylaws”). Descriptions of these amendments to the Certificate of Incorporation are more fully described on pages 22-23 of the Company’s Proxy Statement in the section entitled “Proposal 3. Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Provide for the Phased-in Declassification of the Board of Directors, Beginning in 2014”, and on pages 24-25 of the Company’s Proxy Statement in the section entitled “Proposal 4. Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Reduce the Vote Required to Alter, Amend, or Repeal Certain Provisions in L-3’s Bylaws”, which pages are incorporated herein by reference as Exhibit 99.2. An Amended and Restated Certificate of Incorporation that reflects these amendments as well as certain other non-material, technical and conforming amendments was filed with the Secretary of State of the State of Delaware on April 30, 2013 and went effective on that date. The above description of the amendments to the Certificate of Incorporation is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

On April 30, 2013, a corresponding amendment to the Bylaws became effective which amended and restated Section 3.2 of the Bylaws to provide for the phased-in declassification of the Board beginning in 2014. This amendment to the Bylaws was previously approved by the Board on January 2, 2013, subject to shareholder approval of Proposal 3 (discussed above) at the Company’s Annual Meeting. The foregoing summary of the amendment to the Bylaws is qualified in its entirety by reference to the Bylaws, which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a)(b) On April 30, 2013, the Company held its Annual Meeting as described in the Proxy Statement. A quorum was present at the meeting as required by the Bylaws. The immediately following chart sets forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the Company’s shareholders:

Proposal 1 – Election of Directors

The following four Class II directors were elected to the Board to serve as directors until the 2016 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Claude R. Canizares	71,740,654	1,257,016	1,143,259	7,935,428
Thomas A. Corcoran	70,924,917	2,014,107	1,201,905	7,935,428
Lloyd W. Newton	71,613,847	1,336,760	1,190,322	7,935,428
Alan H. Washkowitz	70,656,808	2,301,550	1,182,571	7,935,428

The following one Class I director nominee was elected to the Board to serve as a director until the 2014 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Vincent Pagano, Jr.	71,552,562	1,424,161	1,164,206	7,935,428

Proposal 2 – Approval of the Amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan

The amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
63,812,124	9,107,034	1,221,771	7,935,428

Proposal 3 – Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Provide for the Phased-in Declassification of the Board, Beginning in 2014

The amendment to L-3’s Amended and Restated Certificate of Incorporation to provide for the phased-in declassification of the Board, beginning in 2014, was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
71,897,926	958,127	1,284,876	7,935,428

Proposal 4 – Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Reduce the Vote Required to Alter, Amend, or Repeal Certain Provisions in L-3’s Bylaws

The amendment to L-3’s Amended and Restated Certificate of Incorporation to reduce the vote required to alter, amend, or repeal certain provisions in L-3’s Bylaws was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
71,439,583	1,483,782	1,217,564	7,935,428

Proposal 5 – Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Permit Shareholders to Take Action by Written Consent

The amendment to L-3’s Amended and Restated Certificate of Incorporation to permit shareholders to take action by written consent, which required the affirmative vote of all of the outstanding common stock of the Company in order to be approved, was not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
71,545,858	1,544,271	1,050,800	7,935,428

Proposal 6 – Ratification of the Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified.

Votes For	Votes Against	Votes Abstained
79,418,729	1,496,030	1,161,598

Proposal 7 – Advisory (Non-Binding) Vote on Executive Compensation

The shareholders approved in a non-binding, advisory vote the compensation paid to our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,449,828	5,256,004	1,435,097	7,935,428

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Title

3.1	Amended and Restated Certificate of Incorporation of L-3 Communications Holdings, Inc.

3.2	Amended and Restated Bylaws of L-3 Communications Holdings, Inc.

10.1	L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan.

99.1	The section entitled “Proposal 2. Approval of the Amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan”, of the Company’s definitive Proxy Statement is incorporated herein by reference from the Company’s definitive Proxy Statement filed on March 18, 2013.

99.2	The sections entitled “Proposal 3. Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Provide for the Phased-in Declassification of the Board of Directors, Beginning in 2014”, and “Proposal 4. Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Reduce the Vote Required to Alter, Amend, or Repeal Certain Provisions in L-3’s Bylaws”, of the Company’s definitive Proxy Statement is incorporated herein by reference from the Company’s definitive Proxy Statement filed on March 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
Name:	Allen E. Danzig
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: May 2, 2013

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of L-3 Communications Holdings, Inc.

3.2	Amended and Restated Bylaws of L-3 Communications Holdings, Inc.

10.1	L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan.

99.1	The section entitled “Proposal 2. Approval of the Amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan”, of the Company’s definitive Proxy Statement is incorporated herein by reference from the Company’s definitive Proxy Statement filed on March 18, 2013.

99.2	The sections entitled “Proposal 3. Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Provide for the Phased-in Declassification of the Board of Directors, Beginning in 2014”, and “Proposal 4. Proposal to Amend L-3’s Amended and Restated Certificate of Incorporation to Reduce the Vote Required to Alter, Amend, or Repeal Certain Provisions in L-3’s Bylaws”, of the Company’s definitive Proxy Statement is incorporated herein by reference from the Company’s definitive Proxy Statement filed on March 18, 2013.